UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 5, 2012
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)

(415) 657-5500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 5, 2012, our Board of Directors (the “Board”), upon recommendation of its Compensation Committee and in consultation with our independent compensation consultant, Compensia, approved the payment of bonuses to our Named Executive Officers for 2011 under our 2011 Management Bonus Program.  The lump sum cash payments to our Named Executive Officers, who are Kevin J. Connors, President and Chief Executive Officer, Ronald J. Santilli, Executive Vice President and Chief Financial Officer, and Len DeBenedictis, Chief Technical Officer, are as follows:

Named Executive Officer	Bonus Payment
Kevin J. Connors	$225,417
Ronald J. Santilli	$116,734
Len DeBenedictis	$139,544

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

/s/ RONALD J. SANTILLI
Date: March 5, 2012	Ronald J. Santilli
Executive Vice President, Finance and Administration and Chief Financial Officer